FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 30, 2001
                              --------------------




                        Realty Parking Properties II L.P.
                 ----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                     000-20147                 52-1710286
        --------                     ---------                -------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                    Identification Number)


 225 East Redwood Street, Baltimore, Maryland                    21202
 --------------------------------------------                  ---------
  (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083
                                 ---------------


                                       N/A
         (Former name or former address, if changed since last report.)

                        REALTY PARKING PROPERTIES II L.P.


                                      Index


                                                                                     Page(s)



Item 1   Changes in Control of Registrant                                          Inapplicable

Item 2   Acquisition or Disposition of Assets                                            1

Item 3   Bankruptcy or Receivership                                                Inapplicable

Item 4   Changes in Registrant's Certifying Accountant                             Inapplicable

Item 5   Other Events                                                              Inapplicable

Item 6   Resignations of Registrant's Directors                                    Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                                              1
                  Pro Forma Balance Sheet as of September 30, 2001                       2
                  Pro Forma Statement of Operations for the nine months
                           ended September 30, 2001                                      3
                  Pro Forma Statement of Operations for the year
                           ended December 31, 2000                                       4
                  Notes to Pro Forma Financial Statements                                5

Item 8   Change in Fiscal Year                                                     Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S                       Inapplicable

Signatures                                                                               6

                        REALTY PARKING PROPERTIES II L.P.




Item 2.  Acquisition or Disposition of Assets

        On November 30, 2001, the Fund sold its 35,000 square-foot parcel of land, located in San Diego, California for $5,320,000. The Fund's investment in the property was $3,604,936, net of accumulated depreciation of $53,174.

        The deposit of $75,000 was an option consideration, credited against the purchase price at closing.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma Balance Sheet assumes the sale of the San Diego-Union, California property on September 30, 2001. The unaudited pro forma Statements of Operations assume the sale of the property on September 30, 2001, and January 1, 2000.

     This information should be read in conjunction with the Fund's Form 10-K for the year ended December 31, 2000 and its Form 10-Q for the period ended September 30, 2001.

                        REALTY PARKING PROPERTIES II L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                        Sept. 30,
                                                          2001             Pro Forma             Pro Forma
                                                        Historical        Adjustments             Results
                                                    ----------------  -----------------      ----------------
Assets
  Investment in real estate. net                    $    13,675,412   $     (3,604,936)(1)   $    10,070,476
  Cash and cash equivalents                                 233,834            (75,000)(1)           158,834
  Accounts receivable                                       361,547            (21,140)(2)           340,407
                                                      --------------  -----------------      ----------------

                                                    $    14,270,793   $     (3,701,076)      $    10,569,717
                                                    ================  =================      ================


Liabilities and Partners' Capital
  Liabilities
    Accounts payable and prepaid rent               $        45,410   $                      $        45,410
    Due to affiliate                                         46,640                                   46,640
    Real estate taxes payable                               160,300            (21,140)(2)           139,160
    Deposit                                                  75,000            (75,000)(1)                 -
                                                    ----------------    ---------------        --------------
                                                            327,350            (96,140)              231,210
                                                    ----------------    ---------------      ----------------


  Partners' Capital
    General Partner                                           2,025            (36,049)(1)           (34,024)
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,392,800 units outstanding                      13,941,318         (3,568,887)(1)        10,372,431
    Subordinated Limited Partner                                100                                      100
                                                    ----------------  -----------------      ----------------
                                                         13,943,443         (3,604,936)           10,338,507
                                                    ----------------  -----------------      ----------------

                                                    $    14,270,793   $     (3,701,076)      $    10,569,717
                                                    ================  =================      ================



                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                             Nine Mos.
                                                             Sept. 30,
                                                               2001            Pro Forma             Pro Forma
                                                            Historical        Adjustments             Results
                                                         ---------------  -----------------       --------------
Revenues
  Parking lot rental                                     $    1,042,366   $       (163,925)(3)    $     878,441
  Interest income                                                11,361                                  11,361
                                                         ---------------  -----------------       --------------
                                                              1,053,727           (163,925)             889,802
                                                         ---------------  -----------------       --------------

Expenses
  Administrative, including amounts to related party             74,917                                  74,917
  Professional fees                                              25,754                                  25,754
  Management fees to related party                               78,006            (21,656)(3)           56,350
  Interest                                                       18,616                                  18,616
  Franchise and excise taxes                                     51,932                                  51,932
  Depreciation                                                   46,605             (6,647)(3)           39,958
                                                         ---------------  -----------------       --------------
                                                                295,830            (28,303)             267,527
                                                         ---------------  -----------------       --------------

Net earnings                                             $      757,897   $       (135,622)(4)    $     622,275
                                                         ===============  =================       ==============

Net earnings per unit of assignee and
  limited partnership interests-basic                    $         0.54   $          (0.10)(5)    $        0.44
                                                         ===============  =================       ==============


Cash distribution per unit of assignee and
  limited partnership interests                          $         0.39   $          (0.10)(5)    $        0.29
                                                         ===============  =================       ==============



                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                                       Twelve Mos.
                                                                        Dec. 31,
                                                                         2000             Pro Forma             Pro Forma
                                                                       Historical        Adjustments             Results
                                                                   ----------------  -----------------      ---------------

Revenues
  Parking lot rental                                               $     1,439,471   $       (218,567)(3)   $    1,220,904
  Interest income                                                           94,123                                  94,123
                                                                   ----------------  -----------------      ---------------
                                                                         1,533,594           (218,567)           1,315,027
                                                                   ----------------  -----------------      ---------------

Expenses
  Administrative, including amounts to related party                        97,650                                  97,650
  Professional fees                                                         23,654                                  23,654
  Management fees to related party                                         110,225            (28,875)(3)           81,350
  Interest                                                                 113,422                                 113,422
  Depreciation                                                              62,141             (8,862)(3)           53,279
                                                                   ----------------  -----------------      ---------------
                                                                           407,092            (37,737)             369,355
                                                                   ----------------  -----------------      ---------------

Earnings from operations                                                 1,126,502           (180,830)             945,672

Gain on sales of properties, net                                         4,883,776                               4,883,776
                                                                   ----------------  -----------------      ---------------

Net earnings                                                       $     6,010,278   $       (180,830)(4)   $    5,829,448
                                                                   ================  =================      ===============


Net earnings per unit of assignee and
  limited partnership interests-basic                              $          4.24   $          (0.13)(5)   $         4.11
                                                                   ================  =================      ===============


Cash distribution per unit of assignee and
  limited partnership interests                                    $          7.38   $          (0.13)(5)   $         7.25
                                                                   ================  =================      ===============

                        REALTY PARKING PROPERTIES II L.P.
                     Notes to Pro Forma Financial Statements
                                    Unaudited


Note 1
     On November 30, 2001, the Fund sold its 35,000 square-foot parcel of land, located in San Diego, California for $5,320,000. The Fund's investment in the property was $3,604,936 net of accumulated depreciation of $53,174. Investment in real estate and partners' capital have been adjusted to reflect the sale of the property as of September 30, 2001, and the related distribution of net sale proceeds in accordance with the Partnership Agreement.

     The deposit of $75,000 was an option consideration, credited against the purchase price at closing.


Note 2
     Accounts receivable and real estate taxes payable have been adjusted to reflect reductions in these items as if the property was sold as of September 30, 2001.


Note 3
     Parking lot income, management fees, and depreciation expense have been adjusted to reflect reductions in these items as if the property was sold at the beginning of each period. The capital gain realized on the sale of the property is not included in the pro forma statements of operations.


Note 4
     There is no difference between the Fund's net earnings for income tax purposes and net earnings for financial reporting purposes.


Note 5
     Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations for the twelve months ended December 31, 2000, and the nine months ended September 30, 2001, are based upon 1,392,800 units outstanding. The cash distributions were derived from net earnings from operations and sale proceeds during the respective periods of operations.

                        REALTY PARKING PROPERTIES II L.P.




                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     REALTY PARKING PROPERTIES II  L.P.




DATE:    12/13/01                    By:     /s/  John M. Prugh
      -----------------              ----------------------------------
                                     John M. Prugh
                                     President
                                     Realty Parking Company II, Inc.
                                     General Partner





DATE:    12/13/01                    By:    /s/  Timothy M. Gisriel
      -----------------              ----------------------------------
                                     Timothy M. Gisriel
                                     Treasurer
                                     Realty Parking Company II, Inc.
                                     General Partner












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